UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2019

THUNDER BRIDGE ACQUISITION, LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38531	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9912 Georgetown Pike

Suite D203

Great Falls, Virginia 22066

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (202) 431-0507

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously reported on a Current Report on Form 8-K filed by Thunder Bridge Acquisition, Ltd., a Cayman Islands exempted company (including the successor after the Domestication (as defined below), “Thunder Bridge”) with the U.S. Securities and Exchange Commission (“SEC”) on January 22, 2019, on January 21, 2019, Thunder Bridge entered into an Agreement and Plan of Merger (the “Merger Agreement”) with TB Acquisition Merger Sub LLC, a Delaware limited liability company and wholly-owned subsidiary of Thunder Bridge (“Merger Sub”), Hawk Parent Holdings, LLC, a Delaware limited liability company (“Repay”), and CC Payment Holdings, L.L.C., solely in its capacity as the securityholder representative thereunder (the “Repay Securityholder Representative”). Pursuant to the Merger Agreement, (i) Thunder Bridge will domesticate from a Cayman Islands exempted company to a Delaware corporation (the “Domestication”) and (ii) Merger Sub will merge with and into Repay with Repay continuing as the surviving entity and a subsidiary of Thunder Bridge (the “Merger” and together with the Domestication and the other transactions contemplated by the Merger Agreement, the “Transactions”). In connection with the Transactions, Thunder Bridge’s corporate name will change to “Repay Holdings Corporation.”

On February 11, 2019, the parties to the Merger Agreement entered into the First Amendment to the Merger Agreement (the “First Amendment”) pursuant to which the parties amended and restated the Merger Agreement, effective as of January 21, 2019, in order to, among other things, provide for the following: (i) the Required Cash Consideration Amount (as that term is defined in the Merger Agreement) payable to Repay’s members at Closing was reduced by $10,000,000 (but with the maximum amount of Cash Consideration (as that term is defined in the Merger Agreement) being the Required Cash Consideration Amount plus $10,000,000), (ii) the $5,000,001 net tangible asset condition in the Merger Agreement will be calculated based on the net tangible assets of Thunder Bridge immediately prior to the closing of the business combination, after giving effect to redemptions, but without regard to the assets, liabilities or any other attribute of Repay or its subsidiaries; and (iii) Thunder Bridge agreed to amend its Memorandum and Articles of Association to clarify that the $5,000,0001 net tangible assets requirements set forth therein refer to the net tangible assets of Thunder Bridge immediately prior to the consummation of a business combination, without regard to any assets or liabilities of the target business.

The foregoing description of the First Amendment is not complete and is qualified in its entirety by reference to the full text of the First Amendment, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

Furnished as Exhibit 99.1 is a copy of an investor presentation, dated February 2019, to be used by Thunder Bridge in connection with the Transactions.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (“Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such filing.

Important Information About the Transactions and Where to Find It

This communication is being made in respect of the proposed business combination between Thunder Bridge and Repay. In connection with the proposed business combination, Thunder Bridge intends to file a registration statement on Form S-4 with the SEC, which will include a proxy statement/prospectus of Thunder Bridge, and will file other documents regarding the proposed transaction with the SEC. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Before making any voting or investment decision, investors and stockholders of Thunder Bridge are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed business combination. The documents filed by Thunder Bridge with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov, or by directing a request to Thunder Bridge Acquisition, Ltd., 9912 Georgetown Pike, Suite D203, Great Falls, Virginia 22066, Attention: Secretary, (202) 431-0507.

Participants in the Solicitation

Thunder Bridge and Repay and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Thunder Bridge in favor of the approval of the business combination. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of Thunder Bridge in connection with the proposed business combination will be set forth in the registration statement on Form S-4 that includes a proxy statement/prospectus, when it becomes available. Information regarding Thunder Bridge’s directors and executive officers are set forth in Thunder Bridge’s Registration Statement on Form S-1, including amendments thereto, and other reports which are filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding Repay’s industry and market sizes, future opportunities for Thunder Bridge, Repay and the combined company, Thunder Bridge’s and Repay’s estimated future results and the proposed business combination between Thunder Bridge and Repay, including the implied enterprise value, the expected transaction and ownership structure and the likelihood and ability of the parties to successfully consummate the proposed transaction. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in Thunder Bridge’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: inability to meet the closing conditions to the business combination, including the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement; the inability to complete the transactions contemplated by the definitive agreement due to the failure to obtain approval of Thunder Bridge’s shareholders, the inability to consummate the contemplated debt financing, the failure to achieve the minimum amount of cash available following any redemptions by Thunder Bridge shareholders or the failure to meet The Nasdaq Stock Market’s listing standards in connection with the consummation of the contemplated transactions; costs related to the transactions contemplated by the definitive agreement; a delay or failure to realize the expected benefits from the proposed transaction; risks related to disruption of management time from ongoing business operations due to the proposed transaction; changes in the payment processing market in which Repay competes, including with respect to its competitive landscape, technology evolution or regulatory changes; changes in the vertical markets that Repay targets; risks relating to Repay’s relationships within the payment ecosystem; risk that Repay may not be able to execute its growth strategies, including identifying and executing acquisitions; risks relating to data security; and the risk that Repay may not be able to develop and maintain effective internal controls.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about Thunder Bridge and Repay or the date of such information in the case of information from persons other than Thunder Bridge or Repay, and we disclaim any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding Repay’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transactions. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	First Amendment to Agreement and Plan of Merger dated February 11, 2019, by and among Thunder Bridge, Merger Sub, Repay, and the Repay Securityholder Representative named therein.
99.1	Investor Presentation, dated February 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THUNDER BRIDGE ACQUISITION, LTD.

Dated: February 12, 2019	By:	/s/ Gary A. Simanson
Name: Gary A. Simanson
Title: Chief Executive Officer

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